ELECTIONS AND VARIABLES
                        TO THE ISDA CREDIT SUPPORT ANNEX
                          DATED AS OF OCTOBER 30, 2006
                                     BETWEEN



CREDIT SUISSE INTERNATIONAL,        AND    DEUTSCHE    BANK    TRUST    COMPANY
an unlimited company incorporated          AMERICAS,   not  in  its  individual
under the laws of England and Wales        capacity  but  solely as  trustee on
         ("PARTY A")                       behalf  of the trust  created  under
                                           the Pooling and Servicing  Agreement
                                           in respect of RALI  SERIES  2006-QA9
                                           TRUST
                                                        ("PARTY B")


PARAGRAPH 13.

(a) SECURITY INTEREST FOR "OBLIGATIONS".

        The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

        With respect to Party A:    None.

        With respect to Party B:    None.

(b)     CREDIT SUPPORT OBLIGATIONS.

        (i)    DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

               (A)  "DELIVERY  AMOUNT" has the meaning  specified  in  Paragraph
                     3(a).

               (B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

               (C)  "CREDIT  SUPPORT  AMOUNT"  has  the  meaning   specified  in
                     Paragraph 3.

        (ii) ELIGIBLE COLLATERAL. On any date, the following items will qualify as "ELIGIBLE COLLATERAL" for each party:

                                                                   VALUATION
                                                                   PERCENTAGE

 (A)       Cash                                                       100%

 (B)       negotiable  debt  obligations  issued after 18 July        100%
           1984 by the U.S. Treasury Department having a residual on such date of less than 1 year


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 (C)       negotiable  debt  obligations  issued  after 18 July 97%
           1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years

 (D) negotiable debt obligations issued after 18 July 95% 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years

 (E)       (1)  Agency  Securities  having  a  remaining  stated        97%
           maturity  of up  to  ten  years  from  the  Valuation
           Date.    "Agency    Securities"    means   unsecured,
           unsubordinated  negotiable debt obligations issued by
           the  Federal  National  Mortgage   Association,   the
           Government   National   Mortgage   Association,   the
           Federal  Home  Loan  Mortgage  Corporation,   or  the
           Federal Home Loan Banks, but excluding Interest-only and principal-only securities.

           (2) Agency Securities having a remaining stated maturity of greater than ten years, but not more than 30 years, from the Valuation Date. 96%

 (F)       In  respect of a party,  such  other  assets as the     Such
           other party may from time to time specify in percentage as writing as qualifying as Eligible Collateral for shall, from the purpose of this Annex (provided that any such time to time,
           assets   shall   cease  to  qualify   as   Eligible     be  specified
           Collateral   if  such  other   party   subsequently     by the  other
           specifies  in  writing  that  they  shall no longer     party     as
           qualify   as   Eligible   Collateral).    For   the     applying   to
           avoidance  of  doubt  there  are  no  other  assets     such Eligible
           which,  as of the date of this  Annex,  qualify  as     Collateral.
           Eligible Collateral for either party.

           (iii) OTHER ELIGIBLE SUPPORT. With respect to a party, such Other Eligible Support as the other party may from time to time specify in writing as qualifying as "OTHER ELIGIBLE SUPPORT" and for the avoidance of doubt there are no items which qualify as Other Eligible Support for either party as of the date of this Annex.

           (iv) THRESHOLDS.


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           (A)  "INDEPENDENT  AMOUNT" means with respect to Party A and Party B:
           Zero.

           (B) "THRESHOLD" means with respect to Party A: Infinity; provided, if Party A's long-term credit rating falls below A (or its equivalent) from both of the Rating Agencies (as defined in the Schedule), then the Threshold with respect to Party A shall be zero.

                "THRESHOLD" means with respect to Party B: Infinity

           (C) "MINIMUM TRANSFER AMOUNT" means with respect to Party A:$250,000.

               "MINIMUM TRANSFER AMOUNT" means with respect to Party B:$250,000.

           (D) ROUNDING. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of $10,000.

           (c) VALUATION AND TIMING.

               (i) "VALUATION AGENT" means, for purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3; for the purposes of Paragraph 4(d)(ii), the Secured Party receiving the Substitute Credit Support; and, for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable provided that where there has occurred and is continuing an Event of Default, Potential Event of Default or Specified Condition in respect of such party it shall not be a Valuation Agent and the other party shall be the Valuation Agent.

               (ii) "VALUATION DATE" means the first day of each calendar week that is a Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount; or such other Local Business Day that either party may elect to designate a Valuation Date by notice to the Valuation Agent.

               (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

               (iv) "NOTIFICATION TIME" means 4:00 p.m., London time, on a Local Business Day.


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(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.

               (i) Subject to Paragraphs 13(d)(ii) and 13(d)(iii), for the purposes of this Annex the following events will each be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the event occurs with respect to that party):

                                                             Party A    Party B
         - Illegality                                            X        X
         - Credit Event Upon Merger                              X
         - Additional Termination Event(s):
           An event which,  with the giving of notice or the     X        X
           passage of time, or both, would constitute one or more of the foregoing events

               (ii) For the purposes of sub-Paragraphs 4(a)(ii), 8(a)(2) and 8(b), the words "SPECIFIED CONDITION" shall be deleted and the words "Termination Event" shall be substituted therefor and provided further that for the purposes of Paragraph 8(b) the words "or been designated" shall be deleted in their entirety;

               (iii) For the purposes of sub-Paragraph 8(a)(1) the words "SPECIFIED CONDITION" shall be deleted in their entirety.

(e)     SUBSTITUTION.

        (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

        (II) CONSENT. The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days notice thereof specifying the items of Posted Credit Support intended for substitution.

        (iii) RETURN PROCEDURE. In Paragraph 4(d)(ii) the words "not later than the Local Business Day following" shall be deleted and replaced with the words "as soon as practical after".

(f)     DISPUTE RESOLUTION.

        (i) "RESOLUTION TIME" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.


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        (ii) VALUE.  For the  purpose of  Paragraphs  5(i)(C) and 5(ii),  on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

               (A) with respect to any Cash; the amount thereof;

               (B) with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last mid-market price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the mid-market price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last mid-market price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

               (C) with respect to any Eligible Collateral other than Cash and securities; the fair market value of such Eligible Collateral on such date, as determined in any reasonable manner chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage.

        (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)     HOLDING AND USING POSTED COLLATERAL.

        (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS:

               Party A:      Not applicable

               Party B or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that

                      (1) whichever of Party B or its Custodian that is holding Posted Collateral, shall at all times have a long term debt or deposit rating of at least A from Standard & Poor's Ratings Services, a division of McGraw-Hill Inc. and at least A2 from Moody's Investors Service, Inc. (or their respective successors) and have net capital in excess of US$500 million;


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                      (2) the  Custodian  for Party B shall first be approved by
                      Party A and shall be an account holder in the U.S. Federal Reserve System. Initially, the Custodian for Party B is the Trustee; and

                      (3) Party B is not a Defaulting Party.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

        (i) INTEREST RATE. The "INTEREST RATE" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period. Upon direction of Party A, Party B shall invest Posted Collateral in the form of Cash in Permitted Investments.

        (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month, to the extent that a Delivery Amount would not be created or increased by that transfer in which event such Interest Amount will be retained by the Secured Party, and on any Local Business Day on which all Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

        (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply and for the purposes of calculating the Interest Amount the amount of interest calculated for each day of the Interest Period shall be compounded daily.

(i) ADDITIONAL REPRESENTATION(S). There are no additional representations by either party.

(j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

        (i) "Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

        (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(k) DEMANDS AND NOTICES. All demands, specifications and notices under this Annex will be made pursuant to the Addresses for Notices Section of this Agreement, save that any demand, specification or notice:

        (i) shall be given to or made at the following addresses:


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        If to Party A:

               Address:      One Cabot Square
                             London E14 4QJ
                             England.

               Telephone:    44 20 7883 5324
               Facsimile:    44 20 7883 7987
               Attention:    Collateral Management Unit

        or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

        (ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(l)     ADDRESS FOR TRANSFERS.

        Party A: To be notified to Party B by Party A at the time of the request for the Transfer.

        Party B:

Address for Transfers for Party B:  Deutsche Bank
                                    ABA 021 001 033
                                    A/C #: 01419663
                                    Acct.: NYLTD Funds Control - Stars West
                                    Ref: Trust Administration - RALI 2006- QA9

(m)     OTHER PROVISIONS.

        (i) ADDITIONAL DEFINITIONS. As used in this Annex:

               "EQUIVALENT COLLATERAL" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

               "LOCAL BUSINESS DAY" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement


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               instructions  (or in the  case of a  Transfer  of  Cash or  other
               Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree);

        (ii)   TRANSFER TIMING

               (a) Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph:

                      "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

               (b) Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

        (iii)  EVENTS OF DEFAULT

               Paragraph 7 shall be amended so that the references in Paragraph 7(i), Paragraph 7(ii) and Paragraph 7(iii) to "two Local Business Days", "five Local Business Days" and "thirty days" respectively, shall instead be replaced by "one Local Business Day", "three Local Business Days" and "three Local Business Days" respectively.

        (iv)   HOLDING COLLATERAL.

               The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

        (v) Notwithstanding any provision of this Annex to the contrary, Party B shall have no obligation to Transfer Eligible Credit Support under any circumstances.


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(N)  TRUSTEE  CAPACITY.  It is  expressly  understood  and agreed by the parties hereto that (i) this Annex is executed and delivered by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Trustee for the Trust under the Pooling and Servicing Agreement, in the exercise of the powers and authority conferred upon and vested in it thereunder, (ii) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of Party B has not been made or intended as a representation, warranty, covenant, undertaking or agreement by Deutsche Bank Trust Company Americas, in its individual capacity, but is made and intended for the purpose of binding only the assets of the Trust available therefor in accordance with the terms of the Pooling and Servicing Agreement, (iii) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Americas, in its individual capacity, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Deutsche Bank Trust Company Americas, in its individual capacity, be liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Annex or any other related document, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.


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        IN WITNESS  WHEREOF,  the parties  have  executed  this  document on the respective dates specified below with effect from the date specified on the first page of this document.


     CREDIT SUISSE INTERNATIONAL            DEUTSCHE    BANK    TRUST    COMPANY
                                            AMERICAS,   NOT  IN  ITS  INDIVIDUAL
                                            CAPACITY  BUT  SOLELY AS  TRUSTEE ON
                                            BEHALF  OF THE TRUST  CREATED  UNDER
                                            THE POOLING AND SERVICING  AGREEMENT
                                            IN RESPECT OF RALI  SERIES  2006-QA9
                                            TRUST


By:________________________________         By:________________________________
    Name:                                        Name:
    Title:                                       Title:
    Date:                                        Date:



By:________________________________
    Name:
    Title:
    Date:


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